Exhibit 99.1

Charter Financial CORPORATION

Gulf South 2013 Bank Conference

Investor Presentation

May 15, 2013

Forward-Looking Statements

This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward-looking statements can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to:

- statements of our goals, intentions and expectations;
- statements regarding our business plans, prospects, growth and operating strategies;
- statements regarding the asset quality of our loan and investment portfolios; and
- estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

- general economic conditions, either nationally or in our market areas, that are worse than expected;
- competition among depository and other financial institutions;
- changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
- adverse changes in the securities markets;
- changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;
- our ability to enter new markets successfully and capitalize on growth opportunities;
- our ability to successfully integrate acquired entities;
- our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions;
- changes in consumer spending, borrowing and savings habits;
- changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and
- changes in our organization, compensation and benefit plans.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see "Risk Factors" beginning on page 19 of the Company's Prospectus dated February 11, 2013.

Market Profile

NASDAQ: CHFN

Recent Price (4/30/2013):	$10.17
Shares Outstanding:	22.8 Million
Market Capitalization (4/30/2013):	$231.4 Million
Price/Tangible Book Value*:	85%
Total Assets (3/31/2013):	$1.1 Billion

Charter Financial Corporation

* Based on March 31, 2013 tangible book value plus new estimated capital proceeds and new shares outstanding.

Corporate Profile

- Headquartered in West Point, Georgia
- Founded in 1954 as First Federal Savings and Loan Association
- Growth by *de novo* branch and acquisition
- Recent growth via three FDIC-assisted acquisitions (June '09, March '10, Sept '11)
- Approximately 288 FTE's servicing over 45,000 checking accounts
- 16 offices along I-85 & I-20 GA/AL footprint, including 3 offices in NW Florida
- <u>March 31, 2013:</u>

Total Assets:	$1.1 Billion
Total Net Loans:	$553 Million
Total Deposits*:	$780 Million
Total Capital:	$145 Million



Cullman
Rome
Gainesville
Gadsden
Jasper
Atlanta
Birmingham
Bessemer
Hoover
Tuscaloosa
Alabama
Macon
Selma
Prattville
Montgomery
Columbus
Greenville
Troy
Eufaula
Albany
Ozark
Andalusia
Dothan
Moultrie
Atmore
Bay Minette
Crestview
Thomasville
Mobile
Pensacola
Defuniak Springs
Marianna
Tallahassee
Fort Walton Beach
Panama City
Crawfordville
Perry

* March 31, 2013 total deposits are reduced by $138.6 million of orders for stock proceeds from the second-step conversion which closed April 8, 2013.

Charter Financial Corporation

Overview of Management Team

Top Executives		
NAME	POSITION	(Banking/CharterBank) EXPERIENCE
Robert Lee Johnson	Chairman & CEO	31/29
Lee Washam	President, CharterBank	29/13
Curtis R. Kollar	Senior VP & CFO	26/21

- Strong Experienced Management & Board of Directors
- Conservative Credit
- Continuously Profitable Since before 1990
- Good Regulatory Relations
- M&A Experience … 5 Deals both Assisted & Unassisted

Market Conditions

- Traditional Textile Business Gone
- KIA Motors Assembly Plant and Related Suppliers
- Point University Moved from Atlanta to West Point
- Regional Military Influence
- Selective Lending Opportunities
- Continued Challenges among Southeastern Banking Peers

Recent Accomplishments

- Continued Profitability with Favorable Trends for fiscal 2013
- Non-time Core Deposits Exceed 50% of Total Deposits at March 31, 2013
- Good/Improving Credit Quality
- Exited the MHC Structure to a 100% Stock Owned Company and Raised $142.9 Million in Gross Offering Proceeds

Capital Management Strategies

- Post Capital Raise TCE of 24%
- Uses of Capital
  - FDIC Assisted Acquisitions
  - Unassisted Acquisitions
  - Revenue Diversification and Growth
  - Quarterly Dividend of $0.05 Per Share
  - Second Step "Welcome" Dividend of $0.25 Per Share*
  - Stock Repurchases – after One Year Restriction

* Subject to Regulatory Approval

Potential Unassisted Transactions

Potential Opportunity Asset Size Distribution Within 250 Miles of Charter's Headquarters



220
200
180
160
140
120
100
80
60
40
20
0
202
Total Assets: $34.7 Billion
53
Total Assets: $20.4 Billion
26
Total Assets: $15.5 Billion
$100M - $300M
$300M - $500M
$500M - $750M

Total # Institutions with:
Texas Ratio < 100% = 281
Total Assets = $70.7 Billion
Total Branches = 1,414



Nashville
Tennessee
Chattanooga
Huntsville
Birmingham
Atlanta
Alabama
Georgia
Columbus
Montgomery
Macon
Augusta
Dothan
Tallahassee
Jacksonville

Pipeline of Potential FDIC Transactions in Our Markets

Potential Opportunity Asset Size Distribution



# of Institutions with a Texas Ratio Greater Than 100%
14
12
10
8
6
4
2
0
7
5
13
4
10
0
2
3
$0 - $100M
$100 - $300M
$300 - $500M
$500M+
Asset Size
Total # Institutions with:
Texas Ratio > 100% = 44
Total Assets = $10.7 Billion
Total Branches = 202
Georgia
Southern Alabama & Northwest Florida

Source: SNL Financial as of most recent quarter available.

Charter Financial CORPORATION

Financial Information

Fiscal YTD 2013 (6 Months) Results and Developments

Net Income	$3.7 million
EPS*** ROAA	$0.19 0.73%
Total Deposits* Core Deposits* Retail Deposits	$780.4 million $474.6 million $767.2 million
Tangible Common Equity/ Total Assets(Post 2nd Step)	24.19%
Loan Loss Reserves	$8.5 million (Non-covered)
Nonperforming Assets / Assets	0.46%**

- **Net Income improved due to lower credit costs and lower non-interest expense**
- **Successfully growing core deposits and deposit fees while also continuing to reduce the cost of deposits**
- **Well capitalized and continued profitability despite difficult economic environment**
- **Non-covered provision of $300K in the latest quarter brings ALL / Non-covered loans to 1.98% and ALL / Non-covered NPLs to 276.92%**
- **Asset quality superior to peers**

Charter Financial Corporation

* Core deposits consist of transaction accounts, money market accounts, and savings accounts. March 31, 2013 total deposits and core deposits/transaction accounts are reduced by $138.6 million of orders for stock proceeds from the second-step conversion which closed April 8, 2013.
** For non-covered assets.
***Diluted earnings per share for the six month period ended March 31, 2013 was computed by dividing net income to common shareholders by the weighted-average number of shares of common stock outstanding and the dilutive effect of the shares awarded under the Company's equity compensation plans. Share amounts held by the public on March 31, 2013 has been restated to reflect the completion of the second-step conversion on April 8, 2013 using a conversion ratio of 1.2471.

Balance Sheet Highlights

(Dollars in $000's)	2009[1]	2010[2]	2011[3]	2012	Q2 2013
Total Assets	**$936,880**	**$1,186,082**	**$1,171,710**	**$1,032,220**	**$1,135,425**
Loans, net	552,550	599,370	655,028	593,904	552,534
Legacy	462,786	451,231	419,979	427,676	421,175
Covered	**89,764**	**148,138**	**235,050**	**166,228**	**131,359**
Securities	206,061	133,183	158,737	189,379	197,370
Total Liabilities	**$838,623**	**$1,052,746**	**$1,032,294**	**$889,699**	**$990,743**
Retail Deposits	463,566	739,691	883,389	779,397	767,206
Core[4]	**216,902**	**313,170**	**447,176**	**456,292**	**474,556[6]**
Time	246,664	426,521	436,213	323,105	292,650
Total Borrowings	**227,000**	**212,000**	**110,000**	**81,000**	**70,000**
Total Equity	**$98,257**	**$135,788[5]**	**$139,416**	**$142,521**	**$144,682**
Total Equity (Post Capital Raise)					**$273,554***

*Estimated

Charter Financial Corporation

[1] Includes FDIC Acquisition of Neighborhood Community Bank.
[2] Includes FDIC Acquisition of McIntosh Commercial Bank.
[3] Includes FDIC Acquisition of First National Bank of Florida.
[4] Core deposits consist of transaction accounts, money market accounts, and savings accounts.
[5] Incremental capital raise of approximately $30 million (net).
[6] March 31, 2013 core deposits are reduced by $138.6 million of orders for stock proceeds from the second-step conversion which closed April 8, 2013.

Relative Balance Sheet Strength

Performance Versus Banking Peers

	Charter Financial Corporation	Public Banks Peer Group
Total Assets ($000s)	$1,135,425	$1,368,104
Tangible Common Equity/ Total Assets	24.19%	8.85%
NPLs / Total Loans	0.72%	1.78%
Reserves / Loans	1.98%	1.69%
Reserves / NPAs	1.97x	0.95x
MRQ ROAA	0.54%	0.78%

*Excludes covered assets (NPLs / Total Loans; Reserves / Loans; Reserves / NPAs)

Source: SNL Financial. Reflects available financial data as of most recent quarter.
Public Banks Peer group comprised of banks and thrifts with total assets between $800 million and $4 billion. Excludes merger targets.
*Nonperforming loans defined as nonaccrual loans plus loans 90 days past due and accruing. Excludes nonperforming assets covered by loss sharing agreements with FDIC.

Funding Mix

Funding by Type

($ Million)



$1,200
$1,000
$800
$600
$400
$200
$0
$914
$845
$806
$1,021
$970
$926
$902
$881
$886
$850
23%
18%
18%
13%
14%
11%
11%
11%
13%
10%
43%
44%
42%
43%
40%
38%
37%
37%
35%
34%
34%
38%
40%
44%
46%
51%
52%
52%
52%
56%
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Core Deposits
Retail CD's
Wholesale Funding

Deposits by Type

At March 31, 2013



Transaction Accounts 38%
Wholesale Time Deposits 2%
Time Deposits (Excluding Wholesale Deposits) 37%
Savings & Money Market 23%

Average cost of deposits for the three months ended March 31, 2013: **0.62%**

- Core Deposits – Transaction, Savings & Money Market Accounts
- March 31, 2013 core deposits/transaction accounts are reduced by $138.6 million of orders for stock proceeds from the second-step conversion which closed April 8, 2013.

Charter Financial Corporation

Loans Outstanding at March 31, 2013



18%
43%
3%
3%
8%
25%
1-4 Family
Commercial Real Estate
Commercial
Consumer & Other
Real Estate Construction
FDIC Covered



($ Million)
Non Covered Loans
FDIC Covered Loans*
$400
$350
$300
$250
$200
$150
$100
$50
$0
-$50
$116
$366
$23
$21
$45
1-4 Family
Commercial Real Estate
Commercial
Consumer & Other
Real Estate Construction

*Covered loans are presented net of non-accretable difference and allowance, as presented in the most recent form 10-Q.

Charter Financial CORPORATION

Non-performing Loans / Total Loans*



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
9/30/2008
9/30/2009
9/30/2010
9/30/2011
9/30/2012
3/31/2013
CHFN
Public Banks Peer Group

	2008	2009	2010	2011	2012	At 3/31/13
NPAs / Total Non-Covered Assets (%)	1.68%	2.16%	2.34%	1.99%	0.69%	0.46%
NCOs / Average Non-Covered Loans (%)	0.24%	0.71%	0.90%	0.48%	0.86%	0.13%
ALLL Non-Covered Loans / NPLs (x)	0.77x	0.71x	0.83x	0.80x	2.38x	2.77x
Allowance / Total Loans (%)	1.89%	1.98%	2.12%	2.19%	1.87%	1.98%

Note: The above chart displays information based on Charter's fiscal year end, which is September 30.
*Total loans for CHFN exclude non-covered loans.
Public Banks Peer group comprised of banks and thrifts with total assets between $800 million and $4 billion. Excludes merger targets.

Charter Financial Corporation

Asset Quality – Non-Covered



($ Million)
$25
$20
$15
$10
$5
$0
$13
$18
$21
$16
$6
$4
9/30/2008
9/30/2009
9/30/2010
9/30/2011
9/30/2012
3/31/2013
REO
Non Accrual
90+ Days Delinquent and Accruing
30-89 Days Delinquent and Accruing

Loan Delinquency Overview

Loan Delinquency - Non Covered Loans as of March 31, 2013						
(Dollars in 000s)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans	Loans > 90 Days Accruing
1-4 family residential real estate	$508	$619	$1,127	$104,119	$105,246	$172
Commercial real estate	2,390	0	2,390	243,863	246,254	0
Commercial	78	21	99	16,561	16,659	0
Real estate construction	0	0	0	45,107	45,107	0
Consumer and other	59	0	59	17,526	17,585	0
Total	$3,035	$640	$3,675	$427,176	$430,851	$172

Loan Delinquency - Covered Loans as of March 31, 2013						
(Dollars in 000s)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans[1]	Loans > 90 Days Accruing
1-4 family residential real estate	$801	$420	$1,221	$9,378	$10,599	$420
Commercial real estate	8,744	9,776	18,519	101,008	119,527	9,776
Commercial	67	686	753	5,700	6,453	686
Consumer and other	151	25	177	3,316	3,492	25
Total	$9,763	$10,907	$20,670	$119,402	$140,072	$10,907

Charter Financial Corporation

[1] Covered loan balances are net of non-accretable differences and allowance for covered loan losses and have not been reduced by $8.7 million of accretable discounts and discounts on acquired performing loans.

Securities Portfolio

Total Securities Available for Sale of $197 Million


($ Million)
0.7%
5.0%
1.0%
7.2%
5.2%
80.9%
Pre-refunded Municipals - $14.2
U.S. Agencies - $10.2
U.S. Agency MBS - $159.6
Private Label: Investment Grade - $2.0
Private Label: Split Rating - $1.5
Private Label: Non-Investment Grade - $9.9

Reflects estimated fair value as of March 31, 2013.

Income Statement Highlights

(Dollars in $000s)	2009	2010	2011	2012	YTD 2013 Annualized
Net Interest Income	**$17,741**	**$27,201**	**$30,559**	**$37,512**	**$36,202**
Provision for Non Covered Loan Losses	$4,550	$5,800	$1,700	$3,300	$1,200
Provision for Covered Loan Losses	$0	$420	$1,200	$1,202	$105
Non-Interest Income	$12,012	$17,510	$9,283	$12,915	$12,377
Non-Interest Expense	$22,581	$30,469	$33,942	$40,308	$36,163
Income Tax Expense	$306	$2,087	$694	$639	$3,673
Net Income	**$2,316**	**$5,935**	**$2,305**	**$4,979**	**$7,438**

Note: The above chart displays information based on Charter's fiscal year end, which is September 30.

Charter Financial CORPORATION

Improving ROAA Growth



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.27%
0.56%
0.22%
0.46%
0.73%
FY 2009
FY 2010
FY 2011
FY 2012
YTD 2013
ROAA

Note: The above chart displays information based on Charter's fiscal year end, which is September 30.

Net Interest Margin Trends


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.48%
5.24%
5.64%
5.38%
5.35%
5.07%
5.00%
4.01%
3.22%
2.55%
1.85%
1.23%
1.04%
0.97%
2.32%
2.31%
3.07%
3.59%
4.17%
4.13%
4.14%
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
Q1 2013
Q2 2013
Yield on Interest Earning Assets
Cost of Interest Bearing Liabilities
Net Interest Margin

Note: The above chart displays information based on Charter's fiscal year end, which is September 30.

Charter Financial CORPORATION

Net Operating Revenue

Net Interest Income + Noninterest Income



($ Million)
$60
$50
$40
$30
$20
$10
$0
88.0%
86.0%
84.0%
82.0%
80.0%
78.0%
76.0%
74.0%
72.0%
70.0%
68.0%
FY 2009
FY 2010
FY 2011
FY 2012
YTD 2013 Annualized
Net Operating Revenue
Efficiency Ratio

Note: The above chart displays information based on Charter's fiscal year end, which is September 30.
The efficiency ratio represents non-interest expense divided by the sum of net interest income and non-interest income.

Noninterest Expense


($ Million)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$20.3
$22.6
$30.5
$33.9
$40.3
$36.2
21.7%
14.0%
56.4%
20.5%
26.0%
44.5%
21.7%
22.8%
45.3%
21.5%
21.1%
46.4%
21.6%
21.7%
48.0%
19.2%
23.0%
50.0%
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
YTD 2013 Annualized
Marketing
Professional Services
Occupancy
Other
Salaries and Benefits

Note: The above chart displays information based on Charter's fiscal year end, which is September 30.

Charter Financial CORPORATION

Investment Merits

- Positioned to be opportunistic….
  - Favorable credit quality, robust capital position & increasing profitability
- Ample supply of acquisition candidates, both Whole Bank and FDIC-Assisted
  - Some would be acquirers side-lined
  - Experience in FDIC acquisitions
- Existing infrastructure can support a larger balance sheet
- Performing loan portfolio lessens pressure to make new loans in unsettled environment
- Trading at 85% of tangible book value
- Track record of returns to shareholders

Investor Contacts

Robert L. Johnson
Chief Executive Officer

bjohnson@charterbank.net
(706) 645-3249

Curtis R. Kollar
Senior Vice President and
Chief Financial Officer

ckollar@charterbank.net
(706) 645-3237

Charter Financial CORPORATION

1233 O. G. Skinner Drive
West Point, Georgia 31833
1-800-763-4444
www.charterbk.com

Appendix

Board & Executive Team

Name	Position(s) Held With Charter Financial Corporation	Age (1)	Director Since (2)	Current Term Expires
Jane W. Darden	Director	62	1988	2015
Thomas M. Lane	Director	58	1996	2015
Edward D. Smith	Director	38	2011	2013
Curti M. Johnson	Director, Senior Vice President & General Counsel	53	2007	2013
Robert L. Johnson	Chairman of the Board and Chief Executive Officer	59	1986	2014
David Z. Cauble, III	Director	60	1996	2014
David L. Strobel	Director	61	2003	2014
	Executive Officers Who Are Not Directors			
Curtis R. Kollar	Senior Vice President and Chief Financial Officer	60		
Lee Washam	President of CharterBank	51		

(1) As of December 31, 2012.
(2) Includes service as a director of CharterBank prior to its mutual-to-stock conversion.

Charter Financial CORPORATION

Board & Executive Team Biographies

Director Biography

Jane W. Darden. Ms. Darden is responsible for overall management, including bookkeeping, for family assets which include investments and timberland. She was formerly employed in the banking field for five years, and has a B.A. in Psychology from Converse College. Ms. Darden serves on Library Committee, Stewardship Committee, Altar Guild and Meals on Wheels for First United Methodist Church of West Point, Georgia. As a manager of a variety of different businesses, and with her experience in banking, Ms. Darden provides the Board of Directors with a number of different perspectives and insights.

Thomas M. Lane. Mr. Lane is Chief Financial Officer of Lanier Health Services. He was the Senior Vice President and Treasurer of WestPoint Home, Inc. and its predecessors from March 2000 until March 2007. He previously served as its Treasurer from 1997 to 1999. Prior to that time, he served as Controller of Budgets and Analysis for WestPoint Pepperell, one of the predecessors of West Point Home, Inc. He had been continuously employed in various financial and accounting positions with WestPoint Home and its predecessor companies since June 1976. Mr. Lane received his B.S. in Business Administration from Auburn University in 1976. Mr. Lane's diverse senior management experiences in financial and accounting roles for several large enterprises provide the Board of Directors with perspective on CharterBank's financial and accounting practices and procedures, financial reporting, as well as Charter Financial's relationship with its internal and external accounting firms. In addition, Mr. Lane has been designated as an audit committee financial expert by the Board of Directors.

Board & Executive Team Biographies

Edward D. Smith. Mr. Smith is co-owner and Executive Vice-President of Hutchinson Traylor, an insurance and financial services firm. He has his resident and surplus lines licenses in Life & Health and Property & Casualty insurance, and has also earned his Series 6, 63 & 65 Securities Licenses and obtained the Certified Insurance Counselor (CIC) designation. Prior to joining Hutchinson Traylor, Mr. Smith served several years in the Financial Services Division of Accenture, LLP. Mr. Smith attended Wake Forest University where he graduated Magna Cum Laude from the Wayne Calloway School of Business and Accountancy. Mr. Smith actively participates in several community service organizations. He is a member of the Executive Committee and chairs the Development Committee as part of his service on the Board of Trustees of LaGrange College. He also serves as Past President of the College's Leadership Council. He is the Vice-Chair of the Downtown LaGrange Development Authority and Past President of the Board of Directors for both the LaGrange Rotary Club and the local Boys & Girls Club of West Georgia. Mr. Smith's extensive and diverse experience in insurance, retirement planning and financial services, including employee benefits, as well as his active role in the community served by CharterBank, will provide the Board with valuable insight in these areas.

Curti M. Johnson. Mr. Johnson serves as a Senior Vice President and General Counsel of CharterBank. He is a member of both the Georgia and Alabama Bar Association. Prior to joining CharterBank on a full-time basis on January 3, 2011, Mr. Johnson was a partner in the law firm of Johnson, Caldwell & McCoy in Lanett, Alabama, where he practiced law since 1990. Prior to that time, Mr. Johnson was an associate attorney with Burr & Forman in Birmingham, Alabama, for four years. Mr. Johnson served as a director for Citizens BancGroup, a bank holding company in Valley, Alabama, from 1988 until it was acquired by CharterBank in 1999. He served as Chairman of

Board & Executive Team Biographies

Citizens BancGroup from 1996 through 1999. He received his B.A. degree from Vanderbilt University and his law degree from the University of Virginia School of Law. Mr. Johnson is Vice President and founding board member of the Chattahoochee Fuller Center Project, Inc. Mr. Johnson is the brother of Robert L. Johnson, our Chairman of the Board and Chief Executive Officer. Mr. Johnson's legal expertise provides the Board of Directors with insight on legal matters involving CharterBank, and his local contacts with customers and businesses assist CharterBank with business generation and product offerings.

Robert L. Johnson. Mr. Johnson has been the President and Chief Executive Officer of Charter Financial since its inception in 2001, Chief Executive Officer of CharterBank since 1996 and President of CharterBank from 1996 to January 2007. On November 27, 2007, Mr. Johnson was elected Chairman of the Board of Directors upon the retirement of Mr. John W. Johnson, Jr. Prior to 1996, he served as Financial Analyst, then Senior Vice President and Chief Financial Officer of CharterBank. He began continuous service with CharterBank in 1984. Mr. Johnson has an undergraduate degree from Vanderbilt University and a Master's Degree in Business Administration with a concentration in Finance from the University of Alabama. He is a graduate of the University of Texas at Austin Graduate School of Community Bank Management. He also serves on the LaGrange College Board of Trustees and is Chairman of The Charter Foundation. Mr. Johnson also is affiliated with the West Point Rotary Club. Mr. Johnson is the brother of Curti M. Johnson, a director of Charter Financial and General Counsel and a Senior Vice President of CharterBank. Mr. Johnson provides the Board of Directors with broad perspective on Charter Financial's strategies, challenges and opportunities as a result of his long affiliation with CharterBank in a variety of senior management roles.

Board & Executive Team Biographies

David Z. Cauble, III. Mr. Cauble is self-employed as a food service consultant and investor. He was the Owner and President of Vend-All Company in LaGrange, Georgia, until its sale in 1996. Previously he was Vice President-Sales in his family's Coca-Cola Bottling business. He is a graduate of Washington & Lee University, serves as Chairman of Cobb Foundation, and is a member of Young Presidents' Organization. As a manager and owner of several businesses and as an investor, Mr. Cauble provides the Board of Directors with insight concerning the opportunities and risks associated with lending to commercial companies and small businesses.

David L. Strobel. Mr. Strobel has been the Executive Vice President and General Manager of Shannon, Strobel & Weaver Constructors & Engineers, Inc. since 1977. He received his B.S. in Mechanical Engineering from the University of Notre Dame in 1973, and is a Registered Professional Engineer in 18 states. Mr. Strobel served as a member of the Board of Directors of EBA Bancshares and Eagle Bank of Alabama from 1998 until their acquisition by CharterBank in 2003. In February 1999, he assumed the position of chairman of EBA Bancshares. He joined the Board of Directors of CharterBank and Charter Financial in August 2003. Mr. Strobel's other affiliations include the Auburn City Schools' Board of Education and several professional societies. Mr. Strobel's experience in managing the operations of a construction and engineering business provides the Board of Directors with general business acumen, and his real estate and construction knowledge and experience and prior service on the board of another financial institution provides the Board of Directors with perspective and experience in CharterBank's lending operations.

Executive Officers Who are Not Directors

Curtis R. Kollar. Mr. Kollar is a Certified Public Accountant (CPA) and Certified Management Accountant (CMA). He has been the Vice President & Treasurer of CharterBank since 1991 and was named Chief Financial Officer of Charter Financial in October of 2001 and of CharterBank in January of 2001. He has an undergraduate degree from Ohio Wesleyan University and an M.S. in Accounting from Syracuse University. He is a graduate of the Graduate School of Community Bank Management. Mr. Kollar has 26 years experience in the banking field. Mr. Kollar serves as treasurer of West Point First United Methodist Church and he is a past President and current member of the Board of Directors of the Chattahoochee Valley Hospital Society and a past President of the West Point Rotary Club.

Lee Washam. Mr. Washam has been President of CharterBank since January of 2007. Before that, he served as Executive Vice President for six years. Mr. Washam is a former Executive Vice President of Flag Bank, LaGrange, Georgia and has over 29 years of banking experience. He received his B.S. in Business Administration from LaGrange College in 1983 and is a 1995 graduate of The Graduate School of Banking at Louisiana State University. Mr. Washam's current affiliations include: LaGrange Lions Club, Leadership Troup, Georgia Community Bankers Association, the Board of Governors of Highland Country Club and Finance Committee for New Community Church.

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